Trade receivables	12 Months Ended
Dec. 31, 2024
Trade and other current receivables [abstract]
Trade receivables
7.
Trade receivables

Trade receivables are amounts from customers for services performed in the ordinary course of business. Invoices are usually settled within 30 days from issuance, however some contracts may comprise long term payments.

Trade receivables are recognized initially at the transaction price unless they contain significant financing components when they are recognized at fair value. The Group holds the trade receivables to collect the contractual cash flows and, therefore, measures them at amortized cost using the effective interest method.

Due to the maturity and nature of the trade receivables, their carrying amount is considered to be the same as their fair value.

Details about the Group’s impairment policies, exposure to credit risk, and foreign currency risk are provided in note 24.

	December 31, 2024	December 31, 2023
Trade receivables	64,855	52,446
Expected credit losses	(952)	(909)
Total trade receivables	63,903	51,537
Current	52,519	44,122
Non-current	11,384	7,415

The changes in expected credit losses for trade receivables are as follows:

	2024	2023	2022
Opening balance on January 1	(909)	(808)	(1,147)
Addition, net	(1,082)	(1,472)	(852)
Addition from acquisition of subsidiaries	(31)	—	—
Write-off	912	1,352	1,114
Exchange differences	158	19	77
Closing balance on December 31	(952)	(909)	(808)

Details about the calculation of the expected credit losses are provided in note 24.2(a)(iii).

The trade receivables by maturity are distributed as follows:

	December 31, 2024	December 31, 2023
Current	61,565	49,201
Overdue:
From 1 to 30 days	1,751	1,810
From 31 to 60 days	720	244
From 61 to 90 days	162	227
From 91 to 120 days	290	272
From 121 to 300 days	367	692
Total	64,855	52,446